EXHIBIT 10.1 REDACTED COPY

DeWind Ltd.	DEWIND

Sales Agreement

for the delivery of 40 wind energy turbines
of the type

D8-2000-80-80 DIBT II

to the Czech Republic for 2008 and 2009

between

S&M CZ s.r.o.
Trébovska 809
Jevicko 569 43 / Czech Republic
(hereinafter called the Buyer)

and

DeWind Ltd.
Seelandstrasse 1
D - 23569 Lübeck
(hereinafter called the Supplier)

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Table Of Contents

SECTION 1. SUMMARY		3

SECTION 2. PRICE LIST AND BUSINESS CONDITIONS		3
§ 2.1.	Price List	3
§ 2.2.	Business Conditions	4

SECTION 3. THE SCOPE OF DELIVERY		11

SECTION 4. CHARACTERISTICS AND PERFORMANCE		15
§ 4.1.	General WET performance data	15
§ 4.2.	Performance characteristic	15
§ 4.3.	Noise emission	17
§ 4.4.	WET availability	18
§ 4.5.	Site considerations	22
§ 4.6.	Compliance with grid requirements	22

SECTION 5. SERVICE SUPPORT		23
§ 5.1.	Remote monitoring	23
§ 5.2.	Routine maintenance	23
§ 5.3.	Storage of replacement parts	25
§ 5.4.	The Buyer’s responsibilities	25

APPENDIX 1. TECHNICAL DOCUMENTS		26
APPENDIX 2. TECHNICAL SPECIFICATIONS AND DESCRIPTION		28
APPENDIX 3. TECHNICAL SPECIFICATIONS OF THE NACELLE		42
APPENDIX 5. DEVIATIONS FROM EMPLOYER SPECIFICATIONS		47
APPENDIX 6. REFERENCE LIST AND SUPPORTING DOCUMENTS		48
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SECTION 1.   Summary
This sales agreement describes the scope of the delivery:

•	40 wind energy turbines (hereinafter: WET) of the DeWind D8 type, with a nominal output of 2000 kW each, a rotor diameter of 80 m and a hub height of between 80 m and 100 m,

•
The Supplier’s scope of delivery includes the assembly and start-up, connection to the grid and to the telecommunications network, as well as the electrical grounding of all 40 WET’s to the upper part of the foundation (such as defined in Section 3). The masts and the foundation mounts must be ordered separately by the Buyer and comply with DeWind specifications.

•	WET service and maintenance work with a 2-year warranty.

•
The validity of the Agreement is contingent upon the consent of the Board of Directors of DeWind Ltd. (conditional management) and the Executive Committee of the bank that is providing the Buyer’s financing. A final decision by the aforementioned Committee must be made no later than 10.31.2007, otherwise neither the Buyer nor the Supplier will be bound by the Agreement.

Section 2.   Price List and Business Conditions

2.1	Price List
The following prices are related to the scope of delivery as defined in Section 3 of this Sales Agreement, in the currency cited below, and under the conditions named in this section. These fixed prices are for the quantities to be shipped for the year 2008 and 2009.
The calculation is based on a steel price index of 700.00 €/t and a DEL listing (Deutsches Elektrolytkup-fer für Leitzwecke - [German Electrolytic Copper for Conductors]) -of 550.00 €/100 kg.
Quantity	Description	Price per WET	Total price for 2009 delivery
40
Wind energy turbines Type D8-2000-80 DIBT II, consisting of nacelle, hub, rotor, including the mounting and start-up, as well as the mast specifications, including drawings for output cables, drive mechanisms and foundation mounts so that the Buyer can order the completely outfitted mast separately. The release of this information is exclusively to comply with the sales agreement’s warranty,
		1,536,000 €	61,440,000 €
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40	including Service and Maintenance, for 2 years as well as basic service training for 4 qualified employees of the Buyer.	included in the price of the WET
	Total price	1,536,000 €	61,440,000 €

The aforementioned prices are to be understood as net, exclusive of the applicable sales taxes, levies, charges or other costs. If additional services are required, or separately ordered by the Buyer, the Buyer must absorb the extra costs at the Supplier’s usual rates. The Supplier will inform the Buyer in writing of the usual cost of other services immediately when an order for such is placed, and at the latest when said order for additional services is confirmed.

The aforementioned prices are binding for the 40 WET’s release order, to be effected no later than 10.31.2007, and for their delivery, assembly, and start-up no later than the end of the 4th Quarter of 2009.

The Buyer’s rights to the annual quantity or a partial-year quantity may not be transferred to a Project Team or Group of Investors without prior approval by the Supplier.

2.2	Business Conditions

2.2.1	Completion Time

A schedule, in which the overall time frame and the delivery date for each project are fixed, is to be agreed upon by both Parties for project-related binding purchase orders. The project schedule is a part of this Agreement, and is binding for both Parties to the Agreement, unless the delivery date is delayed by circumstances beyond the control of the Supplier.

For Allotment I (16 WET’s), an agreement was reached on the following due dates and contractual penalties:

In accordance with the payment conditions of 2.2.3, the delivery and start-up for the first 10 WET’s of Allotment I will occur no later than 12.31.2008, and for the remaining 6 WET’s of Allotment I, the delivery and start-up will occur no later than 3.31.2009 (project-related schedule, see above).

For Allotment II (24 WET’s), an agreement was reached on the following deadlines and contractual penalties:
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The delivery and start-up for the wind energy turbines of Allocation II shall take place pursuant to the conditions of the payment terms under 2.2.3 by 12/31/2009, latest (see above for Project timeline).

In the event that the wind energy turbines are not delivered in a timely manner and if they are solely a result of contractor’s actions, then contractor shall reimburse client a delay fee in the amount of *****% of the purchase price of the respective wind energy turbine for each day begun up to a maximum of *****% of the purchase price including capital costs, which have been incurred as a result of the late delivery of said wind energy turbine up to a maximum of ***** €/day. There shall be no further right for any reason, to any further compensation resulting from the default.

Contractor shall not be responsible for any lack of network connection or for any lack of network compatibility by a third party, for example, for reasons based on a previously existing network overload. In addition, any claim for compensation for default shall be excluded for changes in the legal position if they have a significant impact on the timeframes outlined in this contract. Contractor shall not be responsible for any lack of regulatory approvals.

Contractor shall not be in default if client does not fulfill his contract responsibilities as stated in Paragraph 3.

2.2.2	Delivery location

This framework purchase agreement is based on the availability of the individual pieces of equipment in contractor’s factory (FCA Lübeck, Hamburg or Bremerhaven (INCOTERMS 2000)). The transport of the equipment to the construction site as well as the supply of the necessary cranes for their installation are not included in the framework of the commission and are the responsibility of the client who is also to be responsible for transport and crane expenses. Contractor must document the start of the [equipment] transport.

2.2.3	Payment terms and default conditions

For Allocation I (16 wind energy turbines), the payment terms are as follows:

Client is to provide upon first request, a payable bank guaranty by 11/15/2007 (see also 2.2.4) in the amount of *****€ covering the entire purchase price of the agreed upon delivery and performance of the order for Allocation I (16 wind energy turbines).

5%	of the total price of the agreed upon delivery and performance of the order for Allocation I (16 wind energy turbines) in the amount of *****€ by 01/31/2008, at the latest.

15%	of the total price of the agreed upon delivery and performance of the order for Allocation I (16 wind energy turbines) in the amount of *****€ by 03/15/2008, at the latest.

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5%	of the total price of the agreed upon delivery and performance of the order for Allocation I (16 wind energy turbines) in the amount of *****€ by 05/15/2008, at the latest.

20%	of the total price of the agreed upon delivery and performance of the order for Allocation I (16 wind energy turbines) in the amount of *****€ by 06/30/2008, at the latest.

50%
of the individual purchase price for one wind energy turbine for the agreed upon delivery and performance of the order for Allocation I (16 wind energy turbines) in the amount of *****€ per turbine, to be made upon notification by FCA Lübeck, Hamburg or Bremerhaven that delivery is ready.

5%
of the individual purchase price for one wind energy turbine for the agreed upon delivery and performance of the order for Allocation 2008 (16 wind energy turbines) in the amount of *****€ per turbine which follows the start-up of each individual wind energy turbine (based upon the date of the start-up outline as filled out by contractor), and which is to be paid no later than 3 weeks following notification that start-up is ready and as long as there are no impediments by contractor which would prevent the start-up.

For Allocation II (24 wind energy turbines), the payment terms are as follows:

Client is to provide upon first request, a payable bank guaranty by 03/31/2008 (see also 2.2.4) in the amount of *****€ covering the entire purchase price of the agreed upon delivery and performance of the order for Allocation II (24 wind energy turbines).

5%	of the total price of the agreed upon delivery and performance of the order for Allocation II (24 wind energy turbines) in the amount of *****€ by 01/31/2009, at the latest.

15%	of the total price of the agreed upon delivery and performance of the order for Allocation II (24 wind energy turbines) in the amount of *****€ by 03/15/2009, at the latest.

5%	of the total price of the agreed upon delivery and performance of the order for Allocation II (24 wind energy turbines) in the amount of *****€ by 05/15/2009, at the latest.

20%	of the total price of the agreed upon delivery and performance of the order for Allocation II (24 wind energy turbines) in the amount of *****€ by 06/30/2009, at the latest.

50%
of the individual purchase price for one wind energy turbine for the agreed upon delivery and performance of the order for Allocation II (24 wind energy turbines) in the amount of *****€ per turbine, to be made upon notification by FCA Lübeck, Hamburg or Bremerhaven that delivery is ready.

5%
of the individual purchase price for one wind energy turbine for the agreed upon delivery and performance of the order for Allocation II (24 wind energy turbines) in the amount of *****€ per turbine which follows the start-up of each individual wind energy turbine (based upon the date of the start-up outline as

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filled out by contractor), and which is to be paid no later than 3 weeks following notification that start-up is ready and as long as there are no impediments by contractor which would prevent the start-up.

The payments are due, without deductions, within 28 days of the invoice date. Should client fail to pay by the delivery date agreed upon in the initial order an amount which is 95% of the total price of a requested item, then the contractor is authorized to deny the start-up of the wind energy turbine in question. The contractor’s denial to start up shall not be deemed a breach of the contract and is not subject to any contract penalty. Furthermore, in the event that payment is made after the 28-day limit, then contractor may bill client penalty interest equal to 5 percentage points above the base interest rate which is to be calculated on the gross amount still outstanding. The contractor may claim further damages which may arise from the economically sound storage, insurance or maintenance of the wind energy turbines.

2.2.4	Collateral and bank guaranties

Client must provide the following collateral and bank guaranties:

For Allocation I (16 wind energy turbines) client is to provide a bank guaranty no later than 11/15/2007 and for Allocation II (24 wind energy turbines) a bank guaranty no later than 03/31/2008 which should equal 100% of the net total contractual price as listed in Paragraph 2.1 of this document (i.e., *****€ and *****€, respectively). Following payment of the installments listed in Paragraph 2.2.3, contractor shall release client from the bank guaranties in an amount equal to the respective installment made.

2.2.5	Start-up

Start-up of a wind energy turbine shall mean the time period from the point at which the necessary duties of contractor are performed -with the goal of providing a proper functioning of the wind energy turbine- to the time at which the first kWh (kilowatt hour) is stored in the network. Contractor is responsible for the supervision of the start-up. If necessary, client shall provide the personnel needed in order to assist with the start-up. Client shall also have the right to name a representative who is present during the start-up. Start-up date shall be documented by contractor on a start-up timeline which has been signed by contractor or one of his assistants and which shall be provided to client in duplicate within two weeks following the start-up date.

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If connection to the network cannot be accomplished within the timeframe given by client in the project timetable, then it is the responsibility of the client to provide alternative solutions which can ensure the secure functioning of the wind energy turbine until such connection is made available. If, after contractor has completed work, start-up is not possible for lack of a network connection or lack of an alternative means to produce the turbine’s functionality, then the start-up date that applies shall be that date on which the wind energy turbine is made technically available and which the contractor must verify on a special timetable. Any supplemental costs incurred from the client’s failure to provide connection to the network in a timely manner are to be borne by client.

2.2.8	Trial phase

The trial phase shall be defined as the time period following the start-up of the wind energy turbine during which the wind energy turbine is tested. The trial phase shall begin immediately after the start-up of the wind energy turbine if there are no other written communications by contractor.

The trial phase shall have a length of 10 calendar days. During this time, the wind energy turbine must operate at an average technical availability of at least 90% based on the definition of availability in Paragraph 4.4 of this document. If the average availability falls below 90%, then the trial phase shall be lengthened automatically until this percentage is attained for an ongoing period of 10 calendar days.

If it should be necessary to repair or replace one of the wind energy turbines components such as the gearbox, inverter, generator or rotary blades during the trial phase, and the respective wind energy turbine must be turned off for this reason for more than two calendar days, then the trial phase shall begin anew for 10 calendar days after the damaged part is repaired or replaced and the wind energy turbine is again ready for operation.

After completion of the trial phase the contractor shall provide client with a written confirmation indicating the conclusion of the trial phase.

2.2.9	Warranty period

The warranty period during which contractor is responsible for eliminating the wind energy turbine’s defects and damages shall be two years. This begins with the date of the conclusion of the wind energy turbine’s trial phase or a maximum of 30 months from the date indicated as the agreed upon delivery date in the initial order, whichever of these dates shall occur first.

2.2.10	Availability period

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The availability period is the time period during which the blanket compensation for damages is applicable for the technical availability as defined in Paragraph 4.4 of this document. This time period has duration of two years and begins with the date marking the conclusion of the trial phase of the respective wind energy turbine but no later than two months after the start-up of the wind energy turbine as indicated in the timetable.

2.2.11	Extent of delivery and technical changes

Contractor reserves the right to undertake detailed changes to the construction and specifications of the wind energy turbine and its appropriate accessories at any time. Such changes will not hinder the contractual usefulness of the wind energy turbine but could alter the detailed specifications, appearance and parts’ delivery sources or construction groups. All of the wind energy turbine’s specifications contain typical features pursuant to this framework purchase agreement and no contractual assurances of the use of the mentioned specifications.

Such changes will not have any influence on the environmental tolerance studies or the procedure for testing environmental tolerance nor will it have any impact on the conditions of the construction authority.

Any information contained in this contract which has been submitted by contractor at the request of client for the purpose of adhering to regulatory requirements must first be confirmed by the contractor as project-specific before it may be forwarded to a third party.

2.3	Supplemental conditions

2.3.1	Offsetting and Assignment Provisions

The client is not permitted to use any claims to offset any compensation or any other claims with contractor which may be present in another contractual agreement entered into with him unless they are undisputed or legally valid counterclaims of client.

2.3.2	Applicable law

For all of the legal relationships between the parties of this contract only German law shall apply with the exception of the UN Convention on Contracts for the International Sale of Goods (CISG) dated 04/11/1980.

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2.3.3	Written Communication clause

Changes and supplements to this contract are to be made in writing. This also applies to the written communication clause.

2.3.4	Fulfillment location

The location of fulfillment for deliveries by contractor is Lübeck, or alternatively, Hamburg or Bremerhaven, Germany and for performance (assembly, start-up, service & maintenance), it is the Czech Republic.

2.3.5	Court of Law

The Court of Law for lawsuits which may stem from this contract shall be Prague, Czech Republic.

2.3.6	Safeguard clause

In the event that certain terms of this contract are or shall become void, then the contract as a whole shall remain unaffected. Rather, the contract parties shall be obligated to replace the void terms with terms that most closely convey the intended purpose. This shall also apply in the case of a regulatory gap.

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3.	Scope of Delivery
ITEMS		Scope of delivery Contractor	Services Principal
3.1.	WET main components (as specified in Annex 2 As.1)
3.1.1	Rotor blades	X	-
3.1.2	Hub	X	-
3.1.3	Nacelle (see details in Annex 3)	X	-
3.1.4	Tower	-	X
3.1.5	Foundation fitting		X
3.2.	Transformer station (as specified in Annex 2 A2.2)
3.2.1.	Earthwork and construction of foundation	-	X
3.2.2.	Delivery and installation of transformer and switching station	-	X
3.2.3.	Connection of the low voltage cabling to the transformer station	-	X
3.2.4.	Connection of measurement voltage cabling to transformer station	-	X
3.2.5	Grounding certificate for the transformer station	-	X
3.2.6.	Completion report and quality certificate according to the contractor’s specifications	-	X
3.3	Mains voltage cabling (as specified in Annex 2 A2.3)
3.3.1.	Excavation and filling of the cable trenches	-	X
3.3.2.	Delivery and laying of the cables	-	X
3.3.3.	Connection of the mains voltage cabling to the WET	X	-
3.3.4.	Completion report and quality certificate according to the contractor’s specifications	-	X
3.4.	Measurement voltage cabling (as specified in Annex 2 A2.4)
3.4.1.	Excavation and filling of the cable trenches	-	X
3.4.2.	Delivery and laying of the cables	-	X
3.4.3.	Connection of the measurement voltage cabling to the grid	-	X
3.4.4.	Completion report and quality certificate according to the principal’s specifications	-	X
3.5.	Coupling station (as specified in Annex 2 A2.5)
3.5.1.	Earthwork and construction of the foundation	-	X
3.5.2.	Delivery and installation of the coupling station	-	X
3.5.3	Connection and startup	-	X

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ITEMS		Scope of delivery Contractor	Services Principal
3.5.4	Completion report and quality certificate according to the principal’s specifications	-	X
3.6	Grid connection (as specified in Annex 2 A2.6)
3.6.1.	Grid connection plan	-	X
3.6.2.	Grid requirements according to the grid operator’s specifications	-	X
3.6.3.	Provision of the grid requirements at the grid infeed point	-	X
3.7.	Foundation (as specified in Annex 2 A2.7.)
3.7.1.	Development and specification of the foundation	X	-
3.7.2.	Unloading the foundation fitting	-	X
3.7.3.	Construction of the foundation	-	X
3.7.4.	Completion report and quality certificates according to the contractor’s specifications	-	X
3.8.	Access and infrastructure of the site (as specified in Annex 2 A2.8)
3.8.1.	Site inspection by the contractor	X	-
3.8.2.	Ensuring access for heavy transport equipment via public roads	-	X
3.8.3.	Changes to public roads	-	X
3.8.4.	Construction of access roads and crane sites according to the contractor’s specifications	-	X
3.8.5.	Provision and preparation of the erection area for the rotor blades	-	X
3.8.6.	Completion report and quality certificate according to the contractor’s specifications	-	X
3.9.	Telecommunication and remote monitoring (as specified in Annex 2 A2.9)
3.9.1.	Concept and connection diagram for the telecommunications of the wind farm	-	X
3.9.2.	Excavation and filling of cable trenches	-	X
3.9.3.	Delivery and laying of the telephone cables	-	X
3.9.4.	Delivery and installation of the ISDN connection	-	X
3.9.5.	Delivery and installation of the lightning arrester	-	X
3.9.6.	Delivery and laying of the cables for the internal farm communications (optical fiber)	-	X

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ITEMS		Scope of delivery Contractor	Services Principal
3.9.7.	Completion report and quality certificates according to the contractor’s specifications	-	X
3.9.8.	Remote monitoring of the wind farm within the warranty	X	-
3.10.	Transport (as specified in Annex 2 A2.10)
3.10.1.	Transport of the foundation fitting to the site	-	X
3.10.2.	Transport and if necessary packaging of the tower, the nacelle, the hub and the rotor blades to the site	-	X
3.11.	Erection and startup of the WET (as specified in Annex 2 A2.11)
3.11.1.	Framing the cranes for assembly	-	X
3.11.2.	Site safety and site security	-	X
3.11.3.	Assembly of the WET	X	-
3.11.4.	Connection of the WET to the low voltage cables, telecommunication cables, internal communication (optical waveguide) and grounding	X	-
3.11.5.	Startup of the WET	X	-
3.11.6.	Protection and safety on the site: responsibilities of the principal	-	X
3.11.7.	Protection and safety on the site: responsibilities of the contractor	X	-
3.12.	Trial operation period (as specified in Annex 2 A2.12)
3.12.1.	Supervision until the end of the trial operation period	X	-
3.13.	Routine maintenance (as specified in Annex 5.2.)
3.13.1.	Routine service + maintenance during the warranty period	X	-
3.13.2.	Routine service and maintenance after the warranty period	-	X
3.13.3.	Routine cleaning of the rotor blades	-	X
3.13.4.	Routine maintenance of the transformer station	-	X
3.14.	Supporting technical documentation (as specified in Annex 1)	X	-
3.15.	Additional, optional services (as specified in Annex 2 A2.15) Not included in the standard scope of delivery, but can be provided by the contractor upon request for additional cost
3.15.1.	Night marking / flight beaconing
3.15.2.	Day marking on the rotor blades
3.15.3.	Climbing aid / electric elevator

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ITEMS		Scope of delivery Contractor	Services Principal
3.15.4.	Ice sensor
3.15.5.	Wind measurement mast
3.15.6.	Reduced-noise operation
3.15.7.	Shadow-cast switchoff
3.15.8.	Training courses
3.15.9.	Fire protection system
3.15.10.	Special environmental conditions
3.15.11.	Remote monitoring of the principal (extensions)
3.15.12.	SCADA monitoring
3.15.13.	Particular grid requirements
3.15.14.	Reduction of harmonic
3.15.15.	Full converter operation
3.15.16.	Other (complete where applicable)
3.16.	Further services of the principal (as specified in Annex 2 A2.16)
3.16.1.	Building/planning permit	-	X
3.16.2.	Location report and environmental report	-	X
3.16.3.	Soil report	-	X
3.16.4.	Grid connection license or contract	-	X
3.16.5.	Financing	-	X
3.16.6.	Micrositing report (wind report and farm layout)	-	X
3.16.7.	Turbulence report	-	X
3.16.8.	Acoustic emissions report	-	X
3.16.9	Shadow cast report	-	X
3.16.10.	Earthquake zone report	-	X
3.16.11.	Maintenance of the ISDN connection	-	X

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4.	Properties and Warranties
4.1	General performance data of the WET (assuming an air density of 1.225 KG/m3, a turbulence density of 10 % and a construction height of the WET of 0.00 m NN)

Designation	Unit	Value
Rated power	KW	2,000
Hub height	m	80
Rotor diameter	m	80
Cut-in wind speed	m/s	3
Rated wind speed	m/s	13.5
Cut-out wind speed at 10 min At 30 s At 1 s	m/s m/s m/s	25 28 36
Survival wind speed	m/s	57.4
Design speed (rotor)	1/min	18.0
Design speed range (rotor)	1/min	11.1 - 20.7
Design speed (generator)	1/min	1,700
Design speed range (generator)	1/min	1,050-1,950
Ambient temperature range for operation (Note: a reduction in output may be necessary at ambient temperatures above 25 °C)	° C	-20 to + 35

4.2	Power Curve
The power curve of the WET D8 with a rated power of 2,000 kW at an air density of 1.225 kg/m3 and a turbulence intensity of 10% on flat terrain is shown by the following diagram. The associated table on the next page shows the rated power depending on wind speeds. It should be noted that the power output can change with an air density different from 1.225 kg/m3 and a higher turbulence intensity than 10%.
The contractor guarantees that at least *****% of the power curve that was obtained at a reference location will be achieved under the above conditions of air density and turbulence intensity. In this sense, the reference location is a location at which a measurement of the power curve is possible according to FGW [Federation of German Windpower] guideline Rev. 13 Ed.01/2000. The output is measured on the low voltage side in the area of the foot of the tower or in the transform station. This warranty is given for the duration of 2 years and begins with the date of the end of the trial operation period, but at the latest two months after the recorded initial startup of the WET.

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[see source for table in English]

If defects are reported with respect to the power curve, which the contractor does not consider as such, the principal can commission an independent expert acceptable to both parties or an institute (e.g., DEWI, Windconsult, Windtest, or the like) to conduct measurements at the site. These measurements must be conducted according to the IEC 61400-12 or the FGW Rev. 13 Ed.01.2000 standards.

If the power curve does not lie within the guaranteed range of *****% of the measured power curve according to the findings of the independent expert or institute commissioned by the principal, although the principal has cleaned the rotor blades in line with the contract, the contractor shall bear the expense of the review. In this case, the contractor shall improve the power curve at his expense within one year of receipt of the measurement result from the independent expert or institute such that the necessary value is reached.

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If the contractor is not able to increase the power curve to the guaranteed power level within the above-referenced period of one year after he has repeatedly taken corresponding measures, unless the non-achievement of the power curve is based on willful or grossly negligent conduct by the contractor, the contractor shall pay the principal the following lump-sum damages to satisfy all claims for damages by the principal for the non-compliance with the guaranteed power curve:

*****% of the respective WET net contract price for the respective WET as defined in Section 2.1 per *****% reduced output of the guaranteed power curve up to a maximum of *****% of the contract price.

4.3	Acoustic Emissions

The contractor guarantees an acoustic power level of 104 dB(A) at hub height at a wind speed of 10 m/s according to the IEC 61400-11 Ed.12.2002 standard. This warranty is given for the duration of 2 years and begins with the date of the end of the trial operation period, but at the latest two months after written confirmation of the initial startup of the WET.

If the principal complains within the warranty period that the acoustic power levels are excessively high, a test shall be carried out by a jointly agreed measuring institute or expert at the principal’s expense.

If it is proven thereby that the emissions exceed the guaranteed acoustic power level, the cost of the test and the costs resulting from the reworking of the equipment shall be borne by the contractor. The contractor shall be granted a period of 12 months from the time of the written confirmation of the test findings to carry out the necessary reworking. The principal undertakes to support the contractor in implementing the reworking measures.

If the guaranteed acoustic power level cannot be achieved within the 12-month reworking period, unless the non-compliance with the guaranteed acoustic power level is based on willful or grossly negligent conduct by the contractor, the contractor must pay to the principal the following lump-sum damages to satisfy all claims for damages by the principal for non-compliance with the guaranteed power curve.

*****% of the relevant WET contract price of the respective WET net contract price for the respective WET as defined in Section 2.1 per *****% loss in energy yield due to the operational restrictions of the power output of the WET through the power reduction to maintain the guaranteed acoustic power level up to a maximum of *****% of the contract price.

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4.4	Availability of WET

During the availability time defined in Section 2.2.10 supplier guarantees the following technical availability for each individual wind energy turbine (WET):

a) An average of at least 90% in the first two months of operation after the testing operation period is over;

b) An average of at least 95% in the remaining ten months of the first year of operation;

c) A yearly average of at least 95% for the remaining availability time during the warranty period;

4.4.01	Computation of availability of the WET

The definition of WET availability is the status of a WET in which it is technically available for operation.

The formula to calculate technical availability of a WET is the following:

where:

A Availability: technical availability of the WET [%];

P Corrected period: Reckoned as the overall period minus times without WET data (e.g., losses of data [h]). The total time is every year of availability time, namely 8760 hours for regular years and 8784 hours for leap years;

T Total down time: The whole down time of the WET [h] as defined below

N Non-liable down time: The total WET down time [h] for which supplier cannot be made liable as defined below.

4.4.01.1	Definition of T (total down time)

T is defined as the total sum of all down time during the entire period P except for the following modalities, which constitute part of the regular operation of a WET:

•	Automatic system check of WET’s

•	Voltage build-up during the startup stage

•	Hydraulic warm-up time

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•	Disentanglement of the power cables

4.4.01.2	Definition of N (non-liable down time)

N is defined as the sum total of all down time for which supplier is not liable. Each and every one of the sorts of operational downtime listed below add up to the number N, which is used in the above availability formula:

•	Network breakdown or interruption outside of the valid network parameters
•	Network switched off, usually after announcement
•	Breakdown in the main transfer station (if included in the customer’s area of electricity provision)
•	Maintenance work (maximum 36 hours per year)
•	Inspections or expert opinions ordered by the customer
•	Measurements ordered or required by customer
•	Switch-off of WET because of government order that the supplier is not answerable for, e.g., exceeding noise limits, projected shade
•	When ice has formed
•	Turbulence
•	Wind speed above the limits specified for the WET
•	Wind speed below the limits specified for the WET
•	Inspections of the wind energy turbine approved by the customer
•	Shutdown of the WET in order to perform special work in accordance with a written order from the customer
•	Failure because of telecommunication problems attributable to the customer
•	Lightning bolts
•	Vandalism, sabotage
•	Storm
•	Environmental conditions outside of the specified area (see section 4.5)
•	Holdup, theft
•	Strikes, insurrections and riots
•	Earthquakes or flood
•	External fire (even without visible flames) or explosion
•	Falling aircraft or damages due to the landing of an aircraft

As well as all other WET downtime for which supplier is not responsible.

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4.4.02	Computation of lump-sum indemnity for damages and supplier’s reward

Computation of lump-sum indemnity for damages if technical availability is beneath that stated in the contract for A<G

Computation of supplier’s reward If technical availability is above that stated in the contract:

for A<G

where:

LD Lump-sum indemnity: Supplier must pay customer damages, if availability of the WET is under its contractual figure.

B Supplier’s bonus: Supplier is paid a bonus if availability of the WET is above its contractual figure.

G Guaranteed availability: Contractual value of WET availability [%].

A Actual availability - Actual of measured availability of the WET during the guaranty period [%].

Y Actual energy yield: The annual energy yield [kWh] as measured on the medium voltage side of the transformer station during the guaranty period. The figure that must be used is the figure measured with the EVU’s or customer’s output meter. If it is not available, the figure that must be used is the energy yield of the WET control minus 1.5% as a lump amount to account for low-voltage cabling and transformer losses. If a conventional yield measurement device is used for the whole windmill park, namely at the network connection point, actual energy yield for each WET is reckoned as follows:

Windmill park yield (conventional yield measuring device) x individual WET (controls)

Windmill park yield (sum of all WET control devices)

F Feed-in rate: The legal or actual network feed-in rate charged during the warranty period.

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S Supplier’s share of the reward: The following rates are used to calculate the supplier’s reward if WET availability exceeds the contractual figure:

Actual availability (A)	Share (S)
95%-97%	*****%
97%-100%	*****%

The lump-sum indemnity for damages with respect to availability of each WET is limited to *****% of the contractual figure for the WET in question. This lump-sum indemnity constitutes the complete and final compensation of all customer’s claims against supplier in the case of non-fulfillment of the guaranteed availability figures.

If the actual energy yield Y exceeds the theoretical annual energy yield calculated in accordance with the wind data provided by the customer, supplier must pay no lump-sum indemnity, even if WET availability during the specific period is less than the warranty figure G.

Insurance payments to customer for WET outages within the warranty period are credited toward the lump-sum indemnity. If the customer receives insurance payments for outages within the warranty period after supplier has already paid a lump-sum indemnity to customer, customer must refund to supplier the same amount of the indemnity payments as the insurance payment received.

The supplier receives a share of the additional yields obtained if the actual technical availability is greater than the guaranteed availability. This reward as described in the above formula must be divided between supplier and customer in accordance with the percentages listed in the above tables.

4.4.03	Overall responsibility

Supplier’s overall responsibility [sic] for all customer's claims for damages resulting from this contract or on other grounds may not exceed *****% of the total contractual price under section 2.1. This is not applicable in cases of malice aforethought; if the operation or management or supplier’s management staff incur in gross negligence; in the case of negligent harm to life, body and health and in the case of fraudulent non-disclosure of material defects.

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4.4.04	Manner of payment and forfeiture clause

Supplier will reckon the lump-sum indemnity or bonus on the basis of its own availability and yield information at customer’s request annually from the beginning of the warranty period. When doing so it will reckon the lump-sum indemnity and/or bonus payment individually per WET. If supplier does not receive a request for invoicing within six months after the end of the warranty period, customer forfeits its claim for payment of the lump-sum indemnity. Six months after expiry of the warranty period supplier likewise forfeits its claims to bonus payments unless it shall have previously demanded of the customer them in writing.

4.5	Local conditions

The D8 2000-80-80 DIBT II WET is designed for certain specified environmental conditions in accordance with class II of the DIBT (German Institute for Construction Engineering) classification. It may be erected at locations up to a maximum altitude of 1,000 meters above sea level and of wind conditions in accordance with DIBT class II specifications. These conditions are summarized in the following table:

Maximum 50-year wind (average 10 minutes)*	38.5 m/s
Maximum 50-year gust (average 5 s)*	57.4 m/s
Maximum average annual speed	6.2 m/s
Maximum intensity of turbulence	20%
Minimum distance between WETs	5 rotor diameters in the main direction of the wind

* at hub level

Customer is responsible for ascertaining that the planned location of the WETs meets above parameters. Supplier is not liable by virtue of the warranty for any damages attributable to local conditions that exceed, or in the case of minimum distance, are less than above parameters.

4.6	Compliance with network requirements

The WETs comply with the following network protection parameters:

Default setting
Protection from excessive voltage	+ 10 % Un, adjustable 0.. + 10%
Protection from low voltage -..	-10% Un. Adjustable 0.. -10%
Excessive frequency protection	+ 1 % fn, adjustable 0.. + 1%
Low frequency protection	- 1 % fn, adjustable 0.. - 1%

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5	Service Support

5.1	Remote monitoring

Supplier plans to provide during the warranty period, as a regular service, a system for constant remote monitoring of the WETs in operation as a standard service. This service is coordinated at the head office of supplier’s German branch, located in Lübeck, Germany. Supplier monitors WETs all over the world 24 hours a day. Routine service comprises:

•	24-hr. remote monitoring by the supplier

•	Recording of any fault signals and storage of operating data for a period of at least 6 months after the event; specifically, these data are recorded:
•	Availability
•	Downtimes
•	Gene rator hours
•	Yield data
•	Status code lists
•	Characteristic curves
•	Logging of service work
•	Information about necessary or advisable service measures for the prevention of further damage to the WETs

This service is provided by supplier under the condition that customer places a fully operational ISDN channel at its disposal at the latest on the date operation commences.

5.2	Routine maintenance

Supplier is responsible for routine maintenance of the WETs for the duration of the warranty This work is performed either by supplier or by a subcontractor retained by supplier as its agent in accordance with the specifications contained in the maintenance handbook (see list of documents in Exhibit 1).

Routine maintenance comprises the following tasks:

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•	Checking technical condition of all components
•	Function tests and visual inspections
•	Checking that the bolts are tight (verification/control of angular momentum)
•	Oil level check
•	Gear lubricant analysis (once a year)
•	Lubrication of all components when needed
•	Checking the brakes
•	Check all safety devices
•	Keeping maintenance [sic] specifications log

The following inputs are included in routine maintenance:

•	Grease for lubricating bearings
•	Grease for lubricating the crane’s azimuthal slewing ring
•	Hydraulic oil (maximum 1 l per routine maintenance visit)
•	Gear oil (maximum 10 l per maintenance visit)
•	Carbon brushes
•	Filters for gear oil and hydraulic oil

Customer must itself conduct disposal of waste products resulting from maintenance activities (metal etc.) Maintenance is conducted by supplier or its agent in principle every six months approximately (plus/minus four weeks) starting when operation of each WET begins.

Supplier will log all meets measures in the maintenance specifications [sic] that are kept at the WET. Furthermore supplier reports to customer the results of the annual oil analyses and any maintenance measures necessary or advisable to forestall further damage to the systems.

Supplier will inform customer when maintenance will take place at least one week before it is performed. If maintenance cannot be performed on the announced date, both parties are obligated to report this situation to each other at once. The parties will then agree upon a new maintenance date. If supplier is prevented from conducting maintenance on the date planned on grounds attributable to customer, the latter must inform supplier in timely manner of the reason for the delay. If customer fails to give the required warning it is liable to supplier for all supplier’s documented costs resulting from non-compliance with the maintenance date.

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Storage of spare parts

Supplier will store the spare parts and refurbished spare parts in its spare parts warehouse. Spare parts required for repairs can be shipped on short notice. Large components e.g., rotor blades, generators and gears can be supplied by supplier within a reasonable time after receiving an order from customer, by ordering them in turn from the component suppliers. Supplier will provide a list of spare parts on request.

Furthermore customer should consider the possibility of maintaining its own stock of spare parts at its own expense. Supplier will provide customer with a list of recommended spare parts once the contract goes into effect.

5.3	Customer’s obligations

Customer states it consents to leaving the master key to the WET in possession of supplier or its agent during effectiveness of the contract. Furthermore is states expressly that supplier or its agent are entitled to enter the facility. Customer will likewise hand over all necessary information for the maintenance to be performed and provide all documents regarding the planned maintenance visit.

The following activities are not included among the service and maintenance tasks and accordingly are the responsibility of customer:

•	Repair of any damages for which customer or a third party is responsible, especially if they are the result of external influences or force majeure.
•	Regular inspection by an expert
•	Maintenance and inspection of the ladder safety system and fire extinguishers.
•	Checking all parts of the facility whenever required by the government or by other conditions placed by experts.

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Exhibit 1. Technical documentation

The following list contains the documents that supplier must provide to customer. If customer requires additional documents that are not listed here, supplier may provide it for additional consideration and in accordance with a schedule approved by both parties.

Document list	Delivery date
Electric data DEWI report in German	4 weeks after contract goes into effect
Spare unipolar wiring diagram	4 weeks after contract goes into effect
Measured yield characteristic curve	4 weeks after contract goes into effect
Measured noise emission	4 weeks after contract goes into effect
DeWind Ltd.’s compliance statement	4 weeks after contract goes into effect
Wind energy turbine type test	4 weeks after contract goes into effect
Data sheet for customer generation facility	4 weeks after contract goes into effect
Transformer specifications	4 weeks after contract goes into effect
Specifications of low-voltage cabling	4 weeks after contract goes into effect
Lightning rod specifications	4 weeks after contract goes into effect
Operator’s duties [in case of] ice buildup	4 weeks after contract goes into effect
Specifications of telecommunications cable	4 weeks after contract goes into effect
Specifications of high-voltage telecommunication protection	4 weeks after contract goes into effect
Overview of remote monitoring	4 weeks after contract goes into effect
Specifications of accesses and location of crane	4 weeks after contract goes into effect
Basic documents	4 weeks after contract goes into effect
Specifications of safety and safety at work devices	4 weeks after contract goes into effect -- -- ---... -----
List of spare parts	4 weeks after contract goes into effect
Notary’s record of	2 weeks before erection

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Document list	Delivery date
The deposited drawings
Orienting builder	2 weeks before erection
Erection record	2 weeks after erection
Record of start of operations	2 weeks after erection
Wind energy turbine instruction manual	2 weeks after start of operation

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Annex 2.	Technical Specifications and Description (as defined in Section 3) General Declaration: Unless otherwise stipulated, the Contractor’s standard specifications apply to this contract.

A.2.1    Main WET Components

A2.1.1           Rotor Blades

▪
The rotor blades are composed of glass fiber and carbon fiber reinforced plastic (GFRP and CFRP) with integrated lightning protection receptors. Each blade weighs around 6.5 t (including screws for attaching the blade to the blade bearing) and is 39.1 m long.

▪	The blades are painted white (RAL 9016).

▪
The Contractor offers daytime identification markings on the blades as an option for an additional charge. These are dependent on site and/or official directives. The Client must check the requirements of the authorities and advise the Contractor of same in a timely manner.

A2.1.2    Hub

▪
The rotor hub is made of cast iron. It rotates at 11.1 - 20.7 min-1. The nominal speed is 18.0 min-1. The rotor hub is protected from environmental effects by a GFRP spinner. Both the spinner and hub are painted light grey (RAL 7035).

▪
The hydraulic pitch mechanism is built into the hub and consists of a primary and a secondary system. Three synchronized cylinders supply the primary system for the normal pitch control. Three separate cylinders (one per blade), fitted with pressure accumulators for emergency supply, provide the secondary system for the individual pitch controls.

A2.1.3    Gondola

See the technical specifications for the gondola in Annex 3 to this document.

A2.1.4    Tower

▪
The 80 m high tower is composed of 4 steel pipe sections. It is coated internally in compliance with ISO 12944 C4 and externally in compliance with ISO 12944 C5-M. The coating is light grey in color (RAL 7035).

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▪	The tower is fitted with a burglar proof steel door including lock cylinder, door locks and burglar proof air outlets.

▪
The power and control cables are attached to the tower wall on a cable conductor. Two types of cable are used inside the tower: flexible cable type H07RN-F 90º and massive cable type N2XH-0 (halogen free). The cables are bound together by means of crimp connections between the tower sections in compliance with DIN / VDE (Verband Deutscher Elektrotechnicker [German Electricians’ Association]) regulations.

▪
A vertical ladder is installed inside the tower with the rungs orientated against the tower wall. A climbing safety system is installed for safety purposes for ascending the tower. Two safety belts including shock absorbing fall lanyards and runners for the safety rails are supplied by the Contractor. The Client is responsible for regular inspections and if necessary for replacing this equipment in accordance with local statutory regulations and / or official directives.

▪
An electric goods and passenger elevator can be installed by the Client inside the tower as an optional extra for an additional charge. The Client is responsible for servicing and maintaining the elevator.

▪	A lighting system consisting of drip proof lights is installed inside the tower. This system provides emergency lighting for at least an hour during an outage.

▪
A fire extinguisher and first aid kit are supplied by the Contractor and installed at the bottom of the tower. The Client is responsible for regular inspections and if necessary for replacing this equipment in accordance with statutory regulations and / or official directives.

A2.1.5   Base tower section for attachment to the foundations

▪
The base tower section for attachment to the foundations is made of steel and is coated inside in compliance with ISO 12944 C4 and outside in compliance with ISO 12944 C5-M. The coating is light grey in color (RAL 7035).

▪	The weight of the base tower section for attachment to the foundations is around 11 t, with a maximum diameter of 4.25 m and a total height of 1.76 m.

▪	The base tower section for attachment to the foundations is supplied by the Contractor but must be attached to the foundations by the Client in accordance with the Contractor’s specifications.

A.2.2    Transformer station

The transformer station to be erected by the Client must meet the requirements cited in the current version of the Contractor’s Specification No. 104510. These specifications are to be supplied by the Contractor, see Annex 1 - Technical Documentation.

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Before the Contractor connects the grounding to the WET, the Client must submit a report on the grounding value in order to prove that the grounding of the WET and the transformer station was carried out properly and in accordance with the requisite specifications.

A.2.3    Low voltage cabling

The low voltage cabling to be installed by the Client must comply with the requirements cited in the current version of the Contractor’s Specification No. 104511. These specifications must be supplied by the Contractor - see list of technical documents in this section.

A.2.4    Medium voltage cabling

The medium voltage cabling to be installed by the Client must correspond with the directives and specifications of the local authorities / laws / power grid operator.

A.2.5    Interconnecting station

The interconnecting station to be installed by the Client must comply with the directives and specifications of the local authorities / laws / power grid operator.

A.2.6     Power grid connection

The Contractor must send the Client details of the electrical specifications for the WET - see list of documents in Annex 1. The Client is responsible for the connection of the wind farm to the main power grid and must obtain all the necessary approvals and clarify all technical details and specifications in respect of the power grid connection. These specifications must be made available to the Contractor at least four weeks before the signing of the contract.

A.2.7     Foundations

A2.7.1   Foundations design

The foundations will be designed by the Contractor who will provide the specifications for same. The specified foundations are standard flat foundations. Special designs might need to be considered for particular characteristics of the local soil: The Client is responsible for supplying an expert soil report before the Contractor draws up the site related specifications for the foundations. Delays in respect of delivery dates because of the late

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provision of the soil report are the sole responsibility of the Client. Where soil conditions are such that the standard flat foundations are unsuitable, the Contractor will investigate the feasibility of other foundation specifications as well as the additional expense involved to be borne by the Client.

A2.7.2    Unloading of the base tower section for attachment to the foundations

Unloading the base tower section for attachment to the foundations falls within the purview of the Client’s obligations. The Client is responsible for the timely supply of the required crane and the hoisting equipment to the construction site, to ensure the careful handling of the base tower section for attachment to the foundations. The base tower section for attachment to the foundations must always be stored in an upright position (bottom flange underneath, upper flange at the top) on an even surface to prevent it becoming deformed. The Contractor cannot be held liable for deformities and other damage caused by careless handling or for any costs and delays arising therefrom.

A2.7.3    Construction of the foundations

The foundations are to be constructed by the Client in accordance with the Contractor’s specifications, see Annex 1 - Technical Documentation. The base tower section for attachment to the foundations will be placed on the foundations by the Client in accordance with the Contractor’s specifications.

A2.7.3    Completion reports and certificates of quality

The Client will provide the necessary documents as proof of the standard required by the Contractor. This documentation encompasses, but is not restricted to, the following points:

Evidence that the concrete has set by means of test cubes, a leveling report, a grounding report, a completion report and certificates of quality.

A.2.8    Site access and infrastructure

The Client must place drawings of the site at the disposal of the Contractor no later than upon entering into this contract, with said drawings showing details of the construction site and the local area. The Contractor will provide the Client with the specifications for access roads and the crane parking space no later than two weeks after entering into this agreement; see Annex 1 - Technical Documentation.

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A2.8.1    Construction site inspection by the Contractor

If necessary, the Contractor will carry out a construction site inspection and make recommendations and provide the necessary specifications in respect of construction site access roads, crane parking space, storage areas, etc. to the Client. These recommendations and specifications will then be included in a construction site inspection report to be signed by both Parties and this report is then binding on the Client. The inspection and/ or report does not confer any liability whatsoever on the Contractor for any inadequacies which might come to light later on.

A2.8.2    Suitability of public roads for access to the construction site

The Client will ascertain whether access along public roads to the construction site is suitable for all heavy loads with regard to the delivery of components of the WET. The Client is responsible for every delay and all costs resulting from problems with or insufficient preparation of the public roads.

A2.8.3    Modifications to public roads

If required, the Client will obtain approval to modify public roads so they can be used for the required transportation. The Client must carry out these modifications and bear all costs thereto pertaining.

A2.8.4    Construction of access roads and crane parking spaces

The Client is responsible for constructing the access roads from the public roads to the WET site and the requisite crane parking spaces in accordance with the Contractor’s specifications. Sufficient temporary parking spaces for transportation vehicles are also to be made available by the Client. The Contractor cannot be held liable for delays resulting from inadequate access roads, crane parking spaces or temporary parking spaces. All costs associated with the above are to be borne by the Client.

A2.8.5    Area for assembling the rotor

The Client must ensure that a suitable work area is available for cranes to assemble the rotor. The Contractor cannot be held liable for delays resulting from inadequate work sites. All costs associated with same are to be borne by the Client.

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A2.8.6    Completion reports and certificates of quality

The Client must provide the Contractor with the necessary documentation and requisite reports which prove that the access roads and crane parking spaces have been prepared in accordance with the Contractor’s specifications.

A.2.9     Telecommunications and remote monitoring

A2.9.1    Telecommunications design and connection diagram for the wind farm

A general design and connection diagram for telecommunications will be drawn up by the Client in accordance with the Contractor’s site requirements. In the event that a site specific design is required, the Client must bear the costs associated with same.

A2.9.2    Excavation and filling in of cable trenches

All cable trenches required for the communications cable must be excavated and then filled in again by the Client in accordance with the appropriate official directives and the specifications of the telecommunications network provider. The Client must provide the Contractor with a completion report.

A2.9.3    Delivery and laying of telephone cable

The communications cable must be delivered and laid by the Client in accordance with the appropriate official directives and the specifications of the telecommunications network provider.

A2.9.4    Delivery and installation of ISDN connection

An ISDN connection is required for remote monitoring of the WET. The Client must deliver, install, maintain and service the ISDN connection (NTBA Box). The Client must place at least three ISDN numbers at the disposal of the Contractor and activate them no later than two weeks before delivery of the main components to the construction site.

A2.9.5    Delivery and installation of lightning protection

The Client is responsible for the delivery and installation of lightning protection for the communications equipment in accordance with Specification No. 109062, see Annex 1 - Technical Documentation.

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A2.9.6    Delivery and laying of cable for internal communication on the wind farm

All cables (optical fiber) for internal communication within the wind farm must be delivered and laid by the Client. The Contractor must make the specifications for the cable available together with a connection diagram as described in A2.9.1.

A2.9.7    Completion report and certificates of quality

The Client must provide the Contractor with the necessary documentation and reports which prove that telecommunications have been established in accordance with the requisite standard.

A2.9.8    Remote monitoring of the wind farm

The Contractor will install an ISDN modem in the WET and make the necessary software available for remote monitoring of the WET. The WET can be monitored simultaneously from several locations. Other hardware required for the Client’s remote monitoring site (computer, modem, ISDN connection, etc.) will not be supplied by the Contractor.

A.2.10    Transportation

A2.10.1   Transportation of the base tower section for attachment to the foundations

The base tower section for attachment to the foundations will be delivered to the construction site by the Client. The Client will bear the costs associated with same.

A2.10.2    Packaging and transportation of the tower, gondola, hub and blades to the construction site

Transportation of all other components of the WET including the gondola, hub, tower, rotor blades and all necessary equipment is included in the agreed purview of the Client’s obligations in accordance with the following specifications of the Contractor. The main components will be packaged as follows by the Contractor: the rotor blades will be packaged in racks, the hub will be attached to a transportation frame, the flange apertures for the cable connections will be covered with wooden boards, the gondola will be attached to a transportation frame, the tower sections will be placed in racks, the flanges covered with plastic sheets and hoisting devices will be attached to the tower sections.

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All the packaging material, frames and racks are the property of the Contractor and will be retained by same after the WET has been assembled and commissioned.

A.2.11    Assembly and commissioning of the WET

A2.11.1   Supply of cranes for the assembly

The Client must provide all the cranes required for the assembly and commissioning of the WET.

A2.11.2   Construction site safety and security

The Client is responsible for all security matters (e.g., access control, security measures to prevent theft and breaking and entering, etc.) on the construction site and will provide secure lockable containers or construction site fencing as required by the Contractor.

A2.11.3    Assembly of the WET

All work involved in fully assembling the WET is to be carried out by the Contractor.

A2.11.4    Connection of the WET to low voltage cabling, ISDN, communications and grounding

The Contractor must connect the WET to the low voltage cabling, the ISDN line, the cable for wind farm communications and the grounding installations.

A2.11.5    Commissioning of the WET

After assembly, all work involved in the commissioning of the WET must be carried out by the Contractor.

A2.11.6    Safety and security on the construction site; responsibility of the Client

The Client must appoint a construction site manager who will coordinate operations on the construction site and ensure compliance with industrial health and safety standards and instructions. The Client is responsible for the safety and security of its own employees during the performance of its work.

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A2.11.7   Safety and security on the construction site; responsibility of the Contractor

The Contractor is responsible for the safety and security of its own employees during the performance of its work.

A.2.12    Trial operating period

A2.12.1   Monitoring and completion of the trial operating period

The work required for the successful completion of the trial operating period defined in Section 2.2.7 must be carried out and monitored by the Contractor.

A.2.13    Routine maintenance

A2.13.1   Routine maintenance during the warranty period

See the specifications in Section 5.2 of this document.

A2.13.2   Routine cleaning of the rotor blades

The rotor blades are to be thoroughly cleaned by the Client on a regular basis after annual inspections as the efficiency of the wind energy installation is influenced by the cleanliness of the rotor blades. If not adequately cleaned, the Contractor cannot maintain the values of the performance curve defined in the warranty.

A.2.14    Supporting technical documentation

See Annex 1 of this document.

A.2.15    Options

A2.15.1   Night time identification markings

Depending on the directives of the local authorities, night time identification markings can be required on the gondola. The Client is responsible for checking whether or not night time identification markers

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are required and if so what kind, and must advise the Contractor of these requirements. The Contractor will offer the nighttime identification markings as an option for a surcharge.

A2.15.2    Markings on Rotor Blades

Depending on the regulations of the local authorities, special colored markings or other markings may be necessary on the rotor blades for identification. The principal is responsible for verifying whether and what type of marking is necessary and shall inform the contractor of these regulations. The contractor shall offer the marking as an option at an additional cost.

A2.15.3    A2.15.4. Climbing aid/electric elevator

An elevator for material and passenger transport within the tower shall be offered by the contractor upon request as an option at an additional cost. The maximum load is designed for 200 kg or two passengers.

Alternatively, a climbing aid can be installed on the ladder for easy climbing. The contractor shall offer this climbing aid as an option at an additional cost.

A2.15.4.    A2.15.5 Ice Sensor

Ice build-up can occur on the rotor blades under certain weather conditions. An ice sensor that is integrated into the control of the WET shall be offered by the contractor upon request as an option at an additional cost. The WET can be stopped in order to minimize the danger resulting from ice build-up on the rotor blades.

A2.15.5.    A2.15.6 Wind Measurement Mast

The installation of a wind measurement mast at the location shall be offered for wind measurement purposes by the contractor upon request as an option for an additional cost. The principal is responsible for obtaining the necessary permits and shall bear all costs, including those for the necessary permits, the installation and the operation of the wind measurement mast and for the evaluation of the findings. As an option, the signals from the sensors installed on the wind measurement mast can be collected and displayed by the EOS SCADA system. A correlation between the results of the wind measurement and the performance data of the WET shall be examined on an individual case basis by the

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contractor, taking into account the requirements for a location capable of taking measurements according to FGW (Federation of German Windpower) guidelines and, if feasible, to be offered upon request at an additional cost.

A2.15.6.   A2.15.7 Reduced-Noise Operation

A reduced-noise-operating mode in the WET control shall be offered by the contractor upon request as an option at an additional cost.

A2.15.7    A2.15.8 Shadow-Cast Switchoff

A sensor to record the environmental conditions at which a shadow cast occurs shall be offered by the contractor upon request as an option at an additional cost. This sensor is integrated into the WET control and switches off the WET if necessary.

A2.15.8   A2.15.9 Training Courses

Training courses for instructing the principal’s employees shall be offered by the contractor upon request as an option at an additional cost. These courses can cover service and maintenance work as well as safety issues.

A2.15.10   Fire Protection System

An automatic fire-alarm and fire-extinguishing system for the main components in the interior of the nacelle shall be offered by the contractor upon request as an option at an additional cost. By installing this system it may be possible to reduce the insurance premium. The principal shall be responsible for the service and maintenance of the fire protection system.

A2.15.9 A2.15.11    Special Environmental Conditions

The contractor shall offer upon request as an option at an additional cost the adaptation of the WET to special environmental conditions, e.g., proximity to the coast or industrial locations or locations with ambient temperatures that deviate from the data in Section 4.1 of this document. In addition, for example, special coatings that deviate from the contractor’s standard specifications can be offered as an option at an additional cost.

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A2.15.10    A2.15.12    Adjustment/Expansion of the EOS SCADA System

Adjustments or expansions of the EOS SCADA system for the principal’s remote monitoring system shall be offered by the contractor upon request as an option at an additional cost. The prerequisite for this option is that the SCADA system can be modified according to the principal’s requirements. If this is possible, a separate timeline and cost plan must be agreed on by the parties in order to implement these adjustments or expansions.

A2.15.11    A2.15.13    Special Grid Connection Conditions

The standard design of the WET electric system meets the requirements of the German standard network code and is VDE-compliant (Verband Deutscher Elektrotechniker) as specified in Section 4.5 of this document. An adjustment to meet the grid connection conditions of other countries or special requirements of individual operators is offered by the contractor upon request as an option at an additional cost.

A2.15.12    A2.15.14    Reduction of Harmonics

The operation of the converter with an active software module for reducing harmonics shall be offered by the contractor upon request as an option at an additional cost. Through this harmonic requirements for specific locations with respect to harmonics at the point of common coupling (PCC) are reduced.

A2.15.13    A2.15.15    Full Converter Operation

The contractor shall offer upon request as an option at an additional cost the operation of the converter/generator at low output in full converter operating mode. Through this the energy yield at low wind speeds depending on the wind distribution is increased at the respective location/project.

A2.15.14    A2.15.16    Miscellaneous

All other requirements by the principal not specified in this contract must be discussed with the contractor. Provided that they are reasonably technically and economically feasible, the contractor shall then offer a solution to these special requirements at an additional cost and based on a separate timeline.

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A.2.16    Other Responsibilities of the Principal

A2.16.1   Building and Planning Approvals

It is the principal’s responsibility to obtain all approvals as required for the building/planning of the wind energy turbine / wind park and to pay all related costs. The contractor supports the principal to the greatest possible extent by providing documents and information. The principal is responsible and liable for any delay due to missing assessments, reports and documents required and must reimburse the contractor for any additional costs incurred due to such delays.

A2.16.2    Location Assessment and Environmental Report

The principal must examine the location’s suitability for the erection of a wind energy turbine or wind park and must supply all required location assessments. He must examine environmental aspects and all objections that may influence the time schedule and inform the contractor accordingly. The principal is responsible and liable for any delay due to missing assessments, reports and documents required and must reimburse the contractor for any costs incurred due to such delays.

A2.16.3    License or Contract for the Connection to the Power Supply System

It is the principal’s responsibility to obtain all required licenses / contracts for the connection of the wind energy turbine / wind park to the power supply system. The principal is responsible and liable for all delays in the submission of the assessments, reports and documents required and must reimburse the contractor for all additional costs incurred due to delays in obtaining the required licenses or contracts.

A2.16.4    Financing

The principal is responsible for the complete financing of the project. Financing must be secured at the time of signing of the contract by the two parties at the latest. On the contractor’s request the principal must submit a finance confirmation on conclusion of this contract.

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A2.16.5 Micrositing Report (Wind Assessment and Park Layout)

By the time of contract conclusion the principal must provide a micrositing report containing detailed information on the wind conditions and a park layout showing the minimum distances between the wind energy turbines for the location. As a minimum requirement the principal must provide a declaration on the IEC location classification with details on 50 years’ wind gusts and the median wind speeds. The contractor can select the wind energy turbines for the location based on the data of this micrositing report.

The contractor can, however, not be held liable for the exactness of this data and is not liable for any contract penalties or costs based on damage or changes to the wind energy turbines if the actual wind conditions at the location deviate from the conditions as specified in the micrositing report.

A2.16.6 Turbulence Assessment

It is the principal’s responsibility to obtain a turbulence assessment for the location within 6 months from contract conclusion. This assessment, which should contain a statement on the stability of the wind energy turbines and a recommendation for their location under consideration of the effects of turbulences, must be issued by an independent expert or institute approved by both parties.

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Technical specifications of the gondola

[see source for figure]

1 Rotor latching	9 Azimuth drive

2 Main bearing	10 Azimuth bearing

3 Rotor shaft	11 Basic frame (front part)

4 Gearbox	12 Basic frame (rear part)

5 Clutch and brake	13 Gondola entrance

6 Generator with heat exchanger	14 Hydraulics unit

7 Gondola with wind mast	15 Electric control box

8 Gondola casing	16 Heat exchanger Gearbox

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A.2.17 Rotor latching

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A.2.18 Main bearing

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A.2.19 Rotor shaft

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A.2.20 ******

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A.2.21 Clutch and brakes

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A.2.22 ******

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A.2.23 Wind measurement mast gondola

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A.2.24 Gondola casing

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A.2.25 Azimuth drive

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A.2.26 Azimuth bearing

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A.2.27 Basic frame (front part)

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A.2.28 Basic frame (rear part)

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A.2.29 Gondola entrance

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A.2.30 Hydraulics unit

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A.2.31 Electric control box

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******	******
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A.2.32 Heat exchanger in gearbox

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Annex 3.  Deviations from Employer Specifications

No further technical specifications have been defined by the Employer.

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Annex 4. Reference List and Supporting Documents

A list of references is available on request.

No other documents are supplied.

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Vienna, October 22, 2007	[stamp of S & M CZ s.r.o]

[signature]	[signature]

Martin Hofmann, S & M CZ s.r.o

[signature]	[signature]

Matthias Krebs, DeWind Ltd.	Rainer Goebel, DeWind Ltd.

Approved by and accepted by upon the receipt of acceptable bank guaranty for the contract payment:

[signature]	January 30, 2008

Benton H Wilcoxon, Chairman, DeWind Ltd.	Date Accepted

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